UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 5, 2008.

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or other jurisdiction of in Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On November 5, 2008, Belo Corp.’s President and Chief Executive Officer, Dunia Shive, sent a letter to shareholders that is posted on the Company’s Web site (www.belo.com) in the Investor Relations section. Ms. Shive also sent a letter to employees of the Company. These letters outline challenges that the Company faces, and initiatives being undertaken in response to those challenges. Copies of the shareholder letter and the employee letter are furnished with this report as Exhibits 99.1 and 99.2, respectively.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Belo Corp. Letter to Shareholders dated November 5, 2008
99.2	Belo Corp. Letter to Employees dated November 5, 2008

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 5, 2008	BELO CORP.
	By:	/s/ R. Paul Fry
R. Paul Fry
Vice President/Investor Relations and Corporate Communications

EXHIBIT INDEX
99.1	Belo Corp. Letter to Shareholders dated November 5, 2008

99.2	Belo Corp. Letter to Employees dated November 5, 2008